_________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 28, 2003


        Bond Securitization, L.L.C., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2003, providing for the issuance of the American General Mortgage Loan Trust 2003-1, Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1).


                            BOND SECURITIZATION, L.L.C.,
                            ----------------------------
               (Exact name of registrant as specified in its charter)


          Delaware                   333-87146-01             36-4449120
          --------                   ------------             ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
 of Incorporation)                    File Number)         Identification No.)



        One Bank One Plaza
        Chicago, Illinois                                60670
        ---------------------                         ----------
        (Address of Principal                         (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code (312) 732-4000
                                                   ----- --------
      _________________________________________________________________

Item 5.  Other Events.
         ------------

         On May 1, 2003, Bond Securitization, L.L.C., (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Second Street Funding Corporation, as seller (the "Seller"), American General Finance Corporation, as master servicer (the "Master Servicer"), Bank One, N.A., as trust Administrator ("Trust Administrator") and U.S. Bank National Association, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1. A draft of the Pooling and Servicing Agreement dated May 27, 2003 is annexed hereto as Exhibit 99.1.






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



Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1. A draft of the Pooling and Servicing Agreement, dated May 27, 2003, by and among the Company, Seller, Master Servicer, Trust Administrator and the Trustee.




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



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BOND SECURITIZATION, L.L.C.



                                    By: /s/ John Heeger
                                        ---------------------------
                                        John Heeger
                                        Vice President



Dated:  June 12, 2003






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




                                 Exhibit Index



Exhibit                                                                Page

99.1.      Draft of Pooling and Servicing Agreement,
           dated May 27, 2003, by
           and among, the Company, Seller,
           Master Servicer, Trust Administrator and the Trustee.        6

                                 EXHIBIT 99.1








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